UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 21, 2007

National Atlantic Holdings Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	000-51127	223316586
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Paragon Way, Freehold, New Jersey		07728
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	732-665-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On Friday, December 21, 2007 the Compensation Committee of National Atlantic Holdings Corp. authorized the following items pertaining to executive officer compensation and related to the corporate re-organization and newly created positions of Chief Operating Officer, Chief Financial Officer and General Counsel, who were appointed on September 17, 2007:

1) A grant of 20,000 Stock Appreciation Rights (SARs) to each of the new officers: Chief Operating Officer Bruce Bassman, Chief Financial Officer Frank Prudente and General Counsel Douglas Wheeler, made pursuant to our 2004 Stock and Incentive Plan, and;

2) A one year employment agreement was authorized for Douglas Wheeler, Esq., the Company's new General Counsel.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Atlantic Holdings Corporation

December 26, 2007	By:	/s/ Frank J. Prudente

Name: Frank J. Prudente
Title: Executiver Vice President, Treasurer and Chief Financial Officer